UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported)
August 10, 2006 (August 9, 2006)
ADVOCAT INC.
(Exact name of registrant as specified in its charter)

Delaware	001-12996	62-1559667
(State or other jurisdiction of	(Commission File Number)	(Employer Identification
incorporation)		Number)
1621 Galleria Boulevard, Brentwood, TN 37027
(Address of principal executive offices)
(615) 771-7575
(Registrant’s telephone number, including area code)
Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement.
On August 7, 2006 Advocat Inc. (the “Company”) entered into entered into a $30.6 million comprehensive refinancing with Capmark Finance, Inc. which retired existing mortgage and bank term debt and provided funds for a $1.1 million renovation of a nursing center. A press release announcing this agreement is attached as an exhibit hereto.
Item 2.02. Results of Operations and Financial Condition.
On August 9, 2006, the Registrant announced its results of operations for the second quarter ended June 30, 2006. A copy of the press release is attached as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference in its entirety.
The information furnished pursuant to Item 2.02 herein, including Exhibit 99.1, shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933.
Item 9.01. Financial Statements and Exhibits.
     (d) Exhibits

Number	Exhibit
99.1	Press Release dated August 9, 2006.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

ADVOCAT INC.
By:	/s/ L. Glynn Riddle, Jr.
L. Glynn Riddle, Jr.
Chief Financial Officer

Date: August 9, 2006

EXHIBIT INDEX

Number	Exhibit
99.1	News Release dated August 9, 2006.